EXHIBIT

                                                           10.28

                      FORBEARANCE AND ACKNOWLEDGMENT AGREEMENT

        This Forbearance and Acknowledgment Agreement (the "Agreement") is dated as of February 22, 2000, and is by and between CHASE EQUIPMENT LEASING, INC., a corporation organized under the laws of the State of New York, with offices at One Chase Square, Rochester, New York 14643 ("Chase") and STAFF BUILDERS, INC., a corporation organized under the laws of the State of Delaware, 1983 Marcus Avenue, Lake Success, New York 11042 ("Staff Builders").

                                      PRELIMINARY STATEMENT

        Chase has extended credit to Staff Builders under a Master Lease Agreement dated February 4, 1996 (including the related Equipment Schedule, any and all guaranties and other documentation, the "Lease"). All present and future obligations and liabilities of Staff Builders have been unconditionally guaranteed, jointly and severally, by each of the entities listed at Exhibit A hereto (collectively, the "Guarantors"); (the applicable guaranties are hereinafter referred to, collectively, as the "Guaranties"). All present and future obligations of Staff Builders to Chase are secured by a lien on personal property owned by Staff Builders (the "Collateral").

        All amounts due and to become due under the Lease shall be collectively referred to herein as the "Indebtedness." Any and all documentation by, between or among Chase and Staff Builders may be referred to herein collectively as the "Lease Documents."

        1. The amount due on the Lease is $1,239,291.56 consisting of
(a) $527,369.70 in base rent, tax, property tax, late fees, and other charges assessed pursuant to the terms of the Lease through January 31, 2000, (b) $50,235.69 that is due February 1, 2000 and February 15, 2000, and (c) $661,686.17 in future base rent plus tax. [Future base rent plus tax is calculated based on current tax estimates and is subject to change based on actual amounts taxed.]

        II. The Lease has six Equipment Schedules and Staff Builders receives a separate Customer Statement for each Equipment Schedule. The Equipment Schedules are identified on the Customer Statements as Lease Schedule Numbers 06250001, 06250002, 06250003, 06250004,
06250005, and 063250006 (all referred to herein as the "Lease
Schedules").

        Ill. The Customer Statements contain a category entitled
"Balance Forward" that is equal to (a) previous months' base rents, taxes, property taxes, late fees, and other charges assessed pursuant to the terms of the Lease, plus (b) most recent late charges, minus (c) payments received.

        IV.For the Customer Statements with due dates of February 1, 2000 and February 15, 2000 the aggregate amount in the Balance
Forward category is $527,369.70.

        The Lease is currently in default and is all due and payable. Staff Builders has requested that Chase forebear from exercising and enforcing its rights and remedies under the Lease Documents through the earlier of the date the Balance Forward (as defined herein) is paid in full or April 15, 2001, so that Staff Builders can have time to pay the Indebtedness as set forth herein. Chase is willing to forebear from pursuing its rights and remedies as a result of the default on the terms and conditions set forth in this Agreement through the earlier of the date the Balance Forward (as defined herein) is paid in full or April 15, 2001 (the "Standstill Period').

        In consideration of the premises and the mutual covenants herein, the parties agree as follows:

        Definitions. Terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Lease'
Documents.

         1               Terms of Forbearance.

             A. Payment Upon Execution of this Agreement. On or before February 25, 2000, Staff Builders shall pay to Chase by wire transfer a total of $162,589.23, $150,589.23 of which will be applied to Balance Forward and $12,000.00 of which is to reimburse Chase for the costs of its legal counsel. The wire transfer should be directed to: Chase Manhattan Bank, New York, New York, ABA No. 021000021, For Credit to: Chase Equipment Leasing, Account No. 0000252536.

             B. Payments During the Standstill Period. Under the Lease, payments are due on the 1st of each month for Lease Schedule Numbers 06250002, 06250003, 06250005, and 063250006 and payments are due on the 15th of each month for Lease Schedule Numbers 06250001 and 06250004 (all called "Due Dates" herein). It is agreed that

               i.  Until the Balances Forward on all Customer
Statements are paid in full, all payments shall be due on the 15th of the month;

               ii. Commencing March 15, 2000 and until the Balances Forward on all Customer Statements are paid in full, Staff Builders will pay not less than $75,353.54 on or before the 15th day of each month;

               iii. Until the Balances Forward on all Customer
Statements are paid in full, Chase will apply payments received first to the Balance Forward on any Lease Schedule and then to the current amounts due; and

               iv. Provided that Staff Builders makes the payments to Chase as provided in this Agreement and is not otherwise default under the Lease, Chase will not impose late fees.

             C. Payments After the Standstill Period Ends. Once the Balances Forward on all Customer Statements are paid in full, Staff Builders will then pay regular current amounts due on the Customer Statements on or before the Due Dates listed therein until all amounts due under the Lease Schedules are paid in full.

             D. Affidavit of Confession of Judgment. Upon execution of this Agreement, Staff Builders will deliver to Chase an affidavit of confession of judgment for the Indebtedness (in a form acceptable to Chase) that Chase will hold in escrow through December 31, 2000. If Staff Builders defaults under this Agreement or the Lease, Chase may enter the affidavit of confession without further notice with appropriate credits for payments made, if any.
If Staff Builders pays all payments due in calendar year 2000 as agreed and does not otherwise default on the Lease or this Agreement, Chase will return or destroy the affidavit on or before December 31, 2000.

             E. Duration. The term of this Agreement shall expire on the earlier of the date the Balance Forward (as defined herein) is paid in full or April 15, 2001. On that date, the Standstill Period will end. If Staff Builders makes the payments as agreed herein, the Lease will then be current and payments thereafter shall be made as provided in the Lease. Should Staff Builders commence or have commenced a Bankruptcy filing, Chase shall have the right to terminate this Agreement at any time without notice and the provisions of the Lease Documents shall apply with respect to Staff Builders' obligations. Chase's rights with respect to obligations owing to it prior to the effective date of termination will not be affected by termination, and all of the provisions of this Agreement shall continue to be operative until all such obligations shall have been fully satisfied.

          F.Confirmation of Guarantees. With the execution of this Agreement, the Guarantors will reaffirm their Guaranties.

          G. Sales Outside of the Ordinary Course of Business. If Staff Builders sells any of the Leased Equipment, it will promptly deliver the proceeds of such sales to Chase. Chase will apply sale proceeds first to Balance Forward and then to future rent in inverse order of maturity.

                H. UCC-1 Filings. In October 1999, Staff Builders spun-off its home health care business from its supplemental staffing business. The home health care business now operates as Tender Loving Care Health Care Services, Inc. ("TLC"). If any equipment under the Lease is located at places of business operated by TLC or its subsidiaries, TLC, TLC subsidiaries, and Staff Builders grant Chase a security interest in that equipment to secure the Indebtedness and authorize Chase to file UCC-1 financing statements regarding that equipment.

        2. Events of Default. Upon Staff Builders' failure to comply with the terms, conditions and covenants contained in this Agreement, or upon the occurrence of a Default or Event of Default under the Lease Documents, Chase may, at its option, and without notice to Staff Builders and/or Guarantors, terminate this Agreement and demand payment in full of all amounts outstanding under the Lease Documents and exercise any and all rights and pursue any and all remedies to which it is entitled under this Agreement and/or the Lease Documents in such manner as Chase in its sole discretion may determine.

        3. Representations. Staff Builders hereby reaffirms each and every term and condition of the Lease Documents 8nd Staff Builders confirms that each of the representations and warranties set forth in the Lease Documents is true and correct on and as of the date hereof as if made on and as of said date, as if each of the representations and warranties had been set forth herein. Staff Builders further represents and warrants that the Lease is in default and is all due and owing and it owes the Indebtedness without defense, offset or counterclaim and that the security interests granted by Staff Builders to Chase pursuant to the Lease Documents constitute valid, binding and enforceable, liens on all Collateral.

        Staff Builders further represents and warrants to Chase, that
(a) it has the legal power and authority to execute and deliver this Agreement; (b) the execution and delivery hereof by Staff Builders and the performance and observance by Staff Builders of the provisions hereof do not violate or conflict with any law applicable to Staff Builders or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Staff Builders; (c) this Agreement constitutes a valid and binding obligation upon Staff Builders in every respect.

     4. Further Assurance. Staff Builders agrees to promptly furnish to Chase such additional financial or other information which Chase may reasonably request from time to time until the Lease is paid in full. Staff Builders further agrees to notify Chase immediately of any event which would constitute, or with the passage of time or the giving of notice or both would constitute, an Event of Default under the Lease Documents or this Agreement.

        The forbearance by Chase requested herein shall in no way affect or reduce Staff Builders' obligations to comply with all other terms and conditions of the Lease Documents until all amounts due thereunder have been indefeasibly paid in full. By entering into this Agreement, Chase shall not be deemed to have waived any Default or Event of Default or alter the fact that the Lease is in default and is all due and owing, and Chase reserves the right to declare a Default or Event of Default on any appropriate grounds at any time in the future. By entering into this Agreement, Chase shall also not be deemed to have waived any right to assert any right or remedy allowed under the Lease Documents or applicable law and it is understood and agreed that Chase reserves all rights to assert such rights and remedies at any time hereafter.

        5. Release and Waiver. Staff Builders acknowledges and agrees that the Lease is in default and is all due and payable and that Chase has no obligation to enter into any workout or modification discussions. In partial consideration of the Bank's agreements herein, Staff Builders hereby releases and discharges Bank, its successors and assigns, officers, employees, directors, shareholders, and agents from any and all claims, demands, accounts and actions at law or in equity that Staff Builders or its successors, legal representatives or fiduciaries have against Bank by reason of the Lease Documents or this Agreement, action by any officer, employee, or agent of Bank or any account, cause or matter whatsoever.

     6. Affirmation of Legal Representation. Staff Builders affirms that it has had sufficient opportunity to consult with legal counsel with regard to this Agreement. Staff Builders acknowledges that in obtaining the requested forbearance from the Bank, Bank will be relying materially upon the provisions, acknowledgments and covenants of this Agreement as set forth above and that Bank's continued forbearance will be so conditioned.

     7. Miscellaneous. Staff Builders agrees to reimburse Bank for all reasonable attorneys' fees (including outside counsel fees and the allocated costs of in-house counsel), recording and filing fees, and all other costs and expenses incurred by the Bank in the preparation, negotiation, execution and administration of this Agreement.

     The rights and obligations of all parties hereto shall be governed by and construed in accordance with the laws of the State of New York. This Agreement shall be binding upon and inure to the benefit of Chase and Staff Builders and its respective successors and assigns. This Agreement may be amended only by a writing signed on behalf of each of the parties. This Agreement may be executed in counterparts for the convenience of the parties.

                 IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement as of the day and year first above written.

                              CHASE EQUIPMENT LEASING, INC.
                              By:  /s/  Eldred G. Pallen
                              Name: Eldred G. Pallen
                              Title: Vice President
                              Date: February 22, 2000

                              STAFF BUILDERS, INC.
                              Name: David Savitsky
                              Title: President
                              Date: February 22, 2000

PARAGRAPH 1H IS ACKNOWLEDGED AND AGREED TO:

TENDER LOVING CARE HEALTH CARE SERVICES,INC.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000


CONFIRMATION OF GUARANTIES

Chase Equipment Leasing, Inc. One Chase Square (T-8) Rochester,
New York 14643 ATTN: Arlene M. Carroll

        The undersigned Guarantors entered into a Guaranty (the "Guaranty"), dated as of December 12, 1996, absolutely and unconditionally guaranteeing to you, your successors, endorsees and assigns the payment of the Liabilities of Staff Builders, Inc. ("Staff Builders") to Chase Equipment Leasing, Inc. (as defined in the Guaranty attached as Exhibit B hereto], and any and all renewals or extensions thereof, or any part thereof, together with interest thereon and all expenses of collection thereof and of the Guaranty, including reasonable attorneys' fees. Reference is made to the Guaranty for a complete statement Of its terms and conditions.

        To induce you to enter into a Forbearance and Acknowledgment Agreement (the "Agreement") with Staff Builders dated as of
February 22, 2000, each Guarantor hereby (i) ratifies and confirms its Guaranty to you, (ii) confirms that such Guaranty extends to the Agreement, and (iii) confirms that such Guaranty continues in full force and effect with respect to the Guarantor.

STAFF BUILDERS SERVICES, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

PROFESSIONAL DETAIL SERVICE, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

STAFF BUILDERS HOME HEALTH CARE, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

STAFF BUILDERS INTERNATIONAL, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

TENDER LOVING CARE HOME CARE
SERVICES, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

U.S. ETHICARE CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

U.S. ETHICARE ERIE CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

U.S. ETHICARE NIAGARA CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

U.S. ETHICARE CHAUTAUQUA CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

U.S. ETHICARE ONONDAGA CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

U.S. ETHICARE ALBANY CORPORATION

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

ETHICARE CERTIFIED SERVICES, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

TENDER LOVING CARE HEALTH CARE SERVICES, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

TLC HOME HEALTH CARE, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title: President
Date:   February 22, 2000

TLC MEDICARE SERVICES OF DADE, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

TLC MEDICARE SERVICES OF BROWARD, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

TENDER LOVING CARE PRIVATE PATIENT COMPANY, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

TLC MIDWEST, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

HOME HEALTH CARE, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

PERSONNEL INDUSTRIES, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

CARECO, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

ST. LUCIE HOME HEALTH AGENCY, INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

A RELIABLE HOMEMAKER OF MARTIN
ST.  LUCIE COUNTY INC.

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

SBHF, INC.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

ALBERT GALLATIN SERVICES CORP.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

ALBERT GALLATIN HOME CARE, INC.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

SBPP, INC.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

ATC HEALTHCARE SERVICES INCORPORATED

By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

MEDVISIT INC.
By: /s/ Dale R. Clift
Name: Dale R. Clift
Title:President
Date:   February 22, 2000

Staff Builders, Inc.
 Page 3

                                                  EXHIBIT A

Staff Builders Services, Inc.
Professional Detail Service, Inc.
Staff Builders Home Health Care, Inc.
Staff Builders International, Inc.
Tender Loving Care-Home Care Services, Inc.
U.S. Ethicare Corporation
U.S. Ethicare Erie Corporation
U.S. Ethicare Niagara Corporation
U.S. Ethicare Chautauqua Corporation
U.S. Ethicare Onondaga Corporation
U.S. Ethicare Albany Corporation
Ethicare Certified Services, Inc.
Tender Loving Care Health Care Services, Inc.
TLC Home Health Care, Inc.
TLC Medicare Services of Dade, Inc.
TLC Medicare Services of Broward, Inc.
Tender Loving Care Private Patient Company, Inc.
TLC Midwest, Inc. Home Health Care, Inc.
Personnel Industries, Inc.
Careco, Inc.
St. Lucie Home Health Agency, Inc.
A Reliable Homemaker of Martin-St. Lucie Country Inc.
SBHF, Inc.
Albert Gallatin Services Corp.
Albert Gallatin Home Care, Inc.
SBPP, Inc.
ATC Healthcare Services Incorporated
Medvisit Inc.